
ABRAXAS
Abraxas Caprito 98 #201H; Ward Cty., TX

Abraxas Petroleum Corporation
November 2018

Forward-Looking Statements

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.

Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Oil and Gas Reserves. The SEC permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as total potential, de-risked, and EUR (expected ultimate recovery), that the SEC's guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and natural gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized.

Non-GAAP Measures. Included in this presentation are certain non-GAAP financial measures as defined under SEC Regulation G. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation.

Initial production, or IP, rates, for both our wells and for those wells that are located near our properties, are limited data points in each well's productive history. These rates are sometimes actual rates and sometimes extrapolated or normalized rates. As such, the rates for a particular well may change as additional data becomes available. Peak production rates are not necessarily indicative or predictive of future production rates, expected ultimate recovery, or EUR, or economic rates of return from such wells and should not be relied upon for such purpose. Equally, the way we calculate and report peak IP rates and the methodologies employed by others may not be consistent, and thus the values reported may not be directly and meaningfully comparable. Lateral lengths described are indicative only. Actual completed lateral lengths depend on various considerations such as lease-line offsets. Standard length laterals, sometimes referred to as 5,000 foot laterals, are laterals with completed length generally between 4,000 feet and 5,500 feet. Mid-length laterals, sometimes referred to as 7,500 foot laterals, are laterals with completed length generally between 6,500 feet and 8,000 feet. Long laterals, sometimes referred to as 10,000 foot laterals, are laterals with completed length generally longer than 8,000 feet.

Corporate Profile

ABRAXAS

NASDAQ: AXAS

Headquarters...........................	San Antonio	EV/BOE[1,3]................................	$8.15
Shares outstanding[1]...............	166.6 mm	Proved Reserves[4]...................	61.6 mmboe
Market cap[1]	$307 mm	NBV Non-Oil & Gas Assets[5]...	$20.8 mm
Net debt[2]................................	$146 mm	Production[6].............................	10,070 boepd
2018E CAPEX............................	$140 mm	PV-10[7].......................................	$557.6

(1) Shares outstanding as of October 31, 2018. Market cap using share price as of October 31, 2018.
(2) Total net debt including RBL facility and building mortgage less estimated cash as of September 30, 2018.
(3) Enterprise value includes working capital deficit (excluding current hedging assets and liabilities) as of October 31, 2018, but does not include building mortgage. Includes RBL facility and building mortgage less cash as of October 31, 2018.
(4) Internally estimated Proved reserves as of June 30, 2018.
(5) Net book value of other assets as of October 31, 2018.
(6) Average production for the quarter ended October 31, 2018.
(7) PV-10 calculated using SEC pricing of $57.50/bbl of oil and $2.90/mcf of natural gas.

2018 Operating and Financial Guidance

ABRAXAS

2018 Capex Budget Allocation

Area	Capital ($MM)	% of Total	Gross Wells	Net Wells
Permian - Delaware	$71.2	50.9%	12.0	9.0
Bakken/Three Forks	33.8	24.1%	10.0	4.7
Acquisitions/Facilities/Other	35.0	25.0%	0.0	0.0
Total	**$140.0**	**100%**	**22.0**	**13.7**

2018 Operating Guidance

Operating Costs	Low Case	High Case
LOE ($/BOE)	$4.00	$6.00
Production Tax (% Rev)	8.0%	9.0%
Cash G&A ($mm)	$8.5	$12.5
Production (boepd)	10,000	11,000



Daily Production vs Yearly CAPEX (1)
12,000
10,000
8,000
6,000
4,000
2,000
0
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2013A
2014A
2015A
2016A
2017A
2018E (2)



2018 Expected Production Mix
12%
22%
66%
Oil
Gas
NGL

(1) Yearly CAPEX for each year ending December 31, 2013, 2014, 2015, 2016 and 2017. 2018 based on midpoint of management guidance.
(2) Average estimated production for 2018 based on the midpoint of management guidance.

The Abraxas Advantage

ABRAXAS

- **Capital Structure Benefit**
  - RBL represents only meaningful form of leverage, no other balance sheet dilutives
  - Recently increased to $200MM
  - Provides ample liquidity to carry out current development plan and operate within cash flow
- **Basin / Geologic Benefit**
  - Core acreage positions in the Bakken and WTX (Delaware Basin)
  - Growing footprint of ~ 11,000 net mineral acres in WTX (95% Operated, 88% HBP)
  - ~63% of current volumes not exposed to WTX oil differentials
  - Deep inventory of high quality locations in WTX providing 15 years of development with 2 rigs [1]
- **Royalty / Leasehold Benefit**
  - Legacy high value acreage with favorable NRI's
  - Recent Permian and Bakken precedent M&A transactions carry a 25% royalty burden (75% Effective NRI)
  - AXAS Bakken Effective NRI's average ~82.5%, WTX ~80% providing meaningful minerals optionality
- **Commodity Benefit**
  - 67% of production from black oil, 81% from liquids
  - Imbedded hedge against current and forecasted depressed natural gas prices
- **Infrastructure Benefit**
  - Expanding network of in-field SWD's, frac-ponds, gathering and other infrastructure in place
  - Company owned & operated Ravin #1 Drilling Rig well suited and targeted for future WTX development
  - Provides significant infrastructure optionality

(1) Assumes 1,320' spacing per 640 acre DSU

Asset Base Overview

Delaware Basin

Permian Basin – Wolfcamp & Bone Spring



LEASEHOLD OPERATORS
ABRAXAS PET.
APACHE CORP.
ARRINGTON O&G
CALLON
CHEVRON
DEVON ENERGY
DIAMONDBACK
EXXON/XTO
FELIX ENERGY
OASIS PETROLEUM
HALCON
JAGGED PEAK ENERGY
MEWBOURNE
OXY
RKI
SHELL
SUNDOWN ENERGY
HBP LEGACY PROD.
Winkler
Ward

Map Source: Investor presentations, Drilling Info and management estimates.

Delaware Basin Inventory

- Abraxas has identified 272 net potential drilling locations assuming 1,320' (160-acre spacing), and 544 net potential locations assuming 660' (80-acre) spacing per 1 mile DSU across our leasehold [1]
- Approximately 32% of these locations could be combined in the future for long lateral development should conditions warrant
- Abraxas believes this location count is conservative as no locations have been assigned to benches that AXAS has not commercially proven

Formation	← 1 Mile →	Wells Drilled	Gross Locations 1320' Spacing	Net Locations 1320' Spacing	Gross Locations 660' Spacing	Net Locations 660' Spacing
Brushy Canyon						
Avalon						
2nd Bone Spring Shale						
3rd Bone Spring Shale		1	69	52	138	103
3rd Bone Spring Sand		2	62	47	124	92
Wolfcamp A1		6	68	51	140	104
Wolfcamp A2		6	55	41	115	86
Wolfcamp B		1	70	53	141	105
Wolfcamp C			37	28	72	54
Barnett						
Woodford						
	** Note: Illustration represents wells drilled on 1320' spacing — Totals	16	361	272	730	544

DRILLED / PROVEN
ACTIVE APPRAISAL
UNQUANTIFIED UPSIDE



Winkler
Ward
Abraxas Operated Acreage
Abraxas Non-Operated Acreage

(1) Totals include 33 non-operated locations on 1,320' (160-acre) spacing, and 68 non-operated locations on 660' (80-acre) spacing

Evolution in the Delaware Basin

ABRAXAS


2012
2015
2018
Winkler
Ward
Central Basin Platform
Delaware Basin
Abraxas Operated Acreage
Abraxas Non-Operated Acreage
Reeves
Pecos

Recent WTX M&A relative to AXAS leasehold

A&D Market Update | Delaware A&D Transactions Heat Map[1]



Chaves
Otero
Eddy
Lea
Gaines
Dawson
Martin
Delaware Basin
Loving
Winkler
Ector
Midland
Crane
Upton
Crockett
Hudspeth
Jeff Davis
CONCHO / RSP
$103K / Acre
$1.7MM / Location
OAS / FORGE
$46K / Acre
$1.6MM / Location
ABRAXAS
HALCON / BTA
$23K / Acre
$2.3MM / Location
CALLON / CIMAREX
$20K / Acre
$1.4MM / Location
BP / BHP
$35K / Acre
$1.3MM / Location
FANG / ENERGEN
$51K / Acre
$1.5MM / Location
$K/Acre
LTM
<$2.5
$2.5 – 10
$10 – 20
$20 – 30
$30 – 50
>$50

1. Source: Detring Energy Advisors and 1DerrickM&A database. Acreage metrics exclude estimated PDP value.

DETRING ENERGY ADVISORS

Delaware Basin

Caprito Development



Section 99
West
South 1/2
North 1/2
330' Hardline
330' Hardline
330' Hardline
330' Hardline
3rd Bone Spring
Wolfcamp A1
Wolfcamp A2
Wolfcamp B
330'
660'
1320'
150'
150'
150'
Lease Line
Mid Section Lease Line
Lease Line
1 mile
= Original 14 wells
= Existing well
= Additional 14 wells w/660' down spacing



97
4
78
83
98
3
79
18
82
99
2
81
100
1
27
DELAWARE BASIN
Ward County, TX
Caprito Area
1320' Spacing and Drilled Wells
Solid Lines are Drilled Wells
3rd Bone Spring - Purple
WFCM A1 - Blue
WFCM A2 - Brown
WFCM B - Green
FEET

Delaware Basin

Caprito 99-202H & 211H, Greasewood 201H - Wolfcamp A1

Wolfcamp A1: New Well Performance



CAPRITO 99-202H, 211H, & GREASEWOOD 201H
211H-PURPLE; 202H-GOLD; GW 201H-RED
TYPE-BLACK; LEGACY AVERAGE - GRAY
BOE/D
1300
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180
DAYS

Delaware Basin

Caprito 99-301H & 311H, Greasewood 301H - Wolfcamp A2

Wolfcamp A2: New Well Performance



CAPRITO 99-301H, 311H & GREASEWOOD 301H
301H-PURPLE; 311H-GOLD; GW 301H-RED
TYPE-BLACK; LEGACY AVERAGE - GRAY
BOE/D
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180
DAYS

Delaware Basin

Caprito 82-101H, Mesquite 102H, U103H - 3rd Bone Spring

3rd Bone Spring: New Well Performance



CAPRITO 82-101H, MESQUITE 102H & U103H
82 101H-GRAY; MES 102H-PURPLE; MES U103H-GOLD
TYPE-BLACK;
BOE/D
1500
1400
1300
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180
DAYS

Delaware Basin

Caprito 83-404H, Wolfcamp B

ABRAXAS

Wolfcamp B



CAPRITO 83-404H – WC B
404H-PURPLE; TYPE-BLACK;
BOE/D
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180
200
220
240
260
280
300

Delaware Basin

Economics by Zone - EOY17 Model

Third Bone Spring

Abraxas EOY17 Assumptions
- *630 MBOE gross type curve*
  - *84% Oil*
  - *Initial rate: 1,100 boepd*
  - *di: 99.9%*
  - *dm: 6.0%*
  - *b-factor: 1.4*
- *Assumed CWC: $7.3 million*


ROR vs. WTI
ROR (%)
WTI ($/BBL)
0
10
20
30
40
50
60
70
$45
$50
$55
$60
$65
$70
$75

Wolfcamp A1

Abraxas EOY17 Assumptions
- *650 MBOE gross type curve*
  - *82% Oil*
  - *Initial rate: 690 boepd*
  - *di: 95.0%*
  - *dm: 7.0%*
  - *b-factor: 1.4*
- *Assumed CWC: $7.3 million*


ROR vs. WTI
ROR (%)
WTI ($/BBL)
0
10
20
30
40
50
60
70
$45
$50
$55
$60
$65
$70
$75

Wolfcamp A2

Abraxas EOY17 Assumptions
- *620 MBOE gross type curve*
  - *77% Oil*
  - *Initial rate: 650 boepd*
  - *di: 95.0%*
  - *dm: 7.0%*
  - *b-factor: 1.4*
- *Assumed CWC: $7.3 million*


ROR vs. WTI
ROR (%)
WTI ($/BBL)
0
10
20
30
40
50
60
70
$45
$50
$55
$60
$65
$70
$75

Wolfcamp B

Abraxas EOY17 Assumptions
- *535 MBOE gross type curve*
  - *85% Oil*
  - *Initial rate: 580 boepd*
  - *di: 95.0%*
  - *dm: 7.0%*
  - *b-factor: 1.4*
- *Assumed CWC: $7.3 million*


ROR vs. WTI
ROR (%)
WTI ($/BBL)
0
10
20
30
40
50
60
70
$45
$50
$55
$60
$65
$70
$75

Lateral Length Economic Sensitivities


ALL WELLS
6 mo BOE/FT vs. Lateral Length
y=-0.0016x + 31.82
R² = .1502
6 mo BOE/FT
Lateral Length


ROR INDEX
100.0 %
90.5 %
54.6 %
ROR Index
Short
Mid
Long
All Wells


50 mi


WARD COUNTY
6 mo BOE/FT vs. Lateral Length
y=-0.0011x + 26.01
R² = .0709
6 mo BOE/FT
Lateral Length


ROR INDEX
100.0 %
105.9 %
78.6 %
ROR Index
Short
Mid
Long
Ward Only

- Includes 440 wells over 5 counties
- Normalized 6-month recoveries translated into relative RORs
- Normalized for completion method
- All correlations dis-favored 10,000' (or longer) laterals
- Some cases indicate a mid-length ROR optimization point

Bakken/Three Forks

Bakken / Three Forks (McKenzie Cty., ND)


150N 97W
LILLIBRIDGE
STENEHJEM
RAVIN
JORE FEDERAL
YELLOWSTONE
NORTH FORK/Pershing
Middle Bakken Proposed
Three Forks Proposed
Middle Bakken Completed
Three Forks Completed

Yellowstone - Middle Bakken

North Fork Field

Middle Bakken: New Well Performance - Yellowstone



YELLOWSTONE 5H & 7H - MIDDLE BAKKEN
5H-PURPLE; 7H-GOLD; 2H,4H-GRAY
TYPE-BLACK; GEN 1-BLUE; GEN 2-RED; GEN 3-GREEN
Gen 4 - 2018
Gen 3 - 2016
Gen 2 - 2014
Gen 1 - 2010
BOE/D
2200
2000
1800
1600
1400
1200
1000
800
600
400
200
0
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
DAYS

Yellowstone - Three Forks

North Fork Field

Three Forks: New Well Performance - Yellowstone



YELLOWSTONE 6H – THREE FORKS
6H-PURPLE; 3H-GRAY; TYPE-BLACK; GEN 1-BLUE; GEN 2-RED; GEN 3-GREEN
Gen 4 - 2018
Gen 3 - 2016
Gen 2 - 2014
Gen 1 - 2010
BOE/D
1800
1600
1400
1200
1000
800
600
400
200
0
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
DAYS

Lillibridge - Middle Bakken

Pershing Field

Middle Bakken: New Well Performance - Lillibridge



LILLIBRIDGE 10H & 12H - MIDDLE BAKKEN
10H-PURPLE; 12H-GOLD; TYPE-BLACK; GEN 1-BLUE; GEN 2-RED; GEN 3-GREEN
Gen 4 - 2018
Gen 3 - 2016
Gen 2 - 2014
Gen 1 - 2010
BOE/D
1800
1600
1400
1200
1000
800
600
400
200
0
0
20
40
60
80
100
120
140
160
180
DAYS

Lillibridge - Three Forks

Pershing Field

Three Forks: New Well Performance - Lillibridge


LILLIBRIDGE 9H & 11H – THREE FORKS
9H-GOLD; 11H-PURPLE; TYPE-BLACK; GEN 1-BLUE; GEN 2-RED; GEN 3-GREEN
Gen 4 - 2018
Gen 3 - 2016
Gen 2 - 2014
Gen 1 - 2010
BOE/D
1800
1600
1400
1200
1000
800
600
400
200
0
0
20
40
60
80
100
120
140
160
180
DAYS

Bakken System Economics

Economics by Zone - EOY17 Model

Middle Bakken

Abraxas EOY17 Assumptions
- *880 MBOE gross type curve*
  - *76% Oil*
  - *Initial rate: 1,120 boepd*
  - *di: 98.5%*
  - *dm: 8.0%*
  - *b-factor: 1.5*
- *Assumed CWC: $7.0 million*



ROR vs. WTI
120
100
80
60
40
20
0
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/BBL)

Three Forks

Abraxas EOY17 Assumptions
- *785 MBOE gross type curve*
  - *73% Oil*
  - *Initial rate: 1,050 boepd*
  - *di: 98.5%*
  - *dm: 8.0%*
  - *b-factor: 1.5*
- *Assumed CWC: $7.0 million*



ROR vs. WTI
120
100
80
60
40
20
0
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/BBL)

Oil and Gas Marketing & Takeaway

	Delaware Basin	Bakken/Three Forks
Oil Marketing and Takeaway	**Caprito Area:** • Caprito oil production on pipe in May/June 2018 • Agreement with third party on long term contract • Rate of $0.65/bbl to Wink • Wink trades at a slight discount to Midland • Abraxas will likely add other units to the third party system as development progresses across the Company's Ward and Winkler County assets	**North Fork/Pershing Area:** • All oil production on pipe • Agreement with third parties on long term contract • Locked discount (including all tariff) of $4.70-$5.10 off NYMEX through March 2019 • Do not anticipate any issues with takeaway
Gas Marketing and Takeaway	**Delaware Basin:** • Majority of acreage dedicated on long term contract • Contract pays 100% of residue gas and 100% of NGLs with deductions for compression, gathering and processing • Majority sells/prices at Waha • Third party controls numerous processing facilities with an additional facility online in 4Q2018 • Third party has adequate capacity from Waha to Katy • Multiple sales outlets with ample capacity expected • Operational downtime improving	**North Fork/Pershing Area:** • Dedicated to third party on long term contract • $2.50+ operating cost minimum margin per Mcfe (Abraxas cannot receive a negative price) • Anticipate continued gas takeaway issues until third party expands compression in late 2018 • Additional takeaway issues likely until third party completes a plant expansion in late 2019 • Additional midstream options expanding into the area
Hedging	Actively hedging basis as and when advantageous from a cost perspective	Difficult from a liquidity and contract standpoint to hedge basis in the area

Abraxas Hedging Profile

ABRAXAS

	2018[(1)]	2019	2020	2021
Oil Swaps (bbls/day)	4,493	2,941	2,204	1,815
Swap Price ($/Bbl)[(2)]	$ 53.70	$ 56.20	$ 54.35	$ 60.32
Mid-Cush Basis Swaps (bbls/day)	-	3,000	3,000	-
Swap Price ($/Bbl)[(3)]	$ -	$ (3.00)	$ (3.00)	$ -

(1) 2018 daily volumes indicated for November – December 2018.
(2) WTI - straight line average price. Includes 3,993 Bopd and 1,941 Bopd of WTI swaps in 2018 and 2019, respectively. Includes 500 Bopd and 1,000 Bopd of LLS swaps in 2018 and 2019, respectively.
(3) Argus Midland – NYM WTI CMA Differential

Appendix



Adjusted EBITDA Reconciliation

ABRAXAS

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)	Year End	
	2016	2017
Net (loss) income	($96,378)	$16,006
Net interest expense	$3,827	$2,496
Depreciation, depletion and amortization	$24,431	$26,226
Amortization of deferred financing fees	$1,019	$423
Stock-based compensation	$3,194	$3,238
Impairment	$67,626	$0
Unrealized (gain) loss on derivative contracts	$19,818	$4,299
Realized (gain) loss on monetized derivative contracts	$14,370	$0
Expenses incurred with offerings and execution of loan agreement	$1,747	$4,856
Other non-cash items	$494	$451
Bank EBITDA	$40,149	$57,994
Credit facility borrowings	$93,250	$84,250
Debt/Bank EBITDA	2.32x	1.45x

TTM Adjusted EBITDA Reconciliation

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)	31-Dec-17	31-Mar-18	30-Jun-18	30-Sep-18	TTM
Net (loss) income	($4,109)	$10,779	($10,554)	$1,777	($2,107)
Net interest expense	959	1,198	1,493	1,952	5,602
Depreciation, depletion and amortization	8,560	10,130	8,705	11,011	38,406
Amortization of deferred financing fees	69	96	111	113	389
Stock-based compensation	739	586	879	428	2,633
Impairment	0	0	0	0	0
Unrealized (gain) loss on derivative contracts	11,258	4,094	13,705	6,840	35,897
Realized (gain) loss on monetized derivative contracts	0	0	0	0	0
Expenses incurred with offerings and execution of loan agreement	164	202	10	105	481
Other non-cash items	113	130	134	131	508
Bank EBITDA	$17,753	$27,216	$14,483	$22,357	$81,810
Credit facility borrowings					$146,000
Debt/Bank EBITDA					1.78x

Standardized Measure Reconciliation

PV-10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes.
The following table provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows at December 31, 2017:

Total Proved	**31-Dec-17**
	($000)
Future cash inflows	$2,035,619
Future production costs	(609,921)
Future development costs	(461,619)
Future income tax expense	(83,915)
Present Worth at 10 Percent	$880,164
Discount	(474,423)
Standardized measure of discounted future net cash flows	$405,741